Subsequent events	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
29. Subsequent events
On July 18, 2025 Lifezone released the Feasibility Study on the Kabanga Nickel Project marking a significant and historic milestone in the nearly five-decade journey of the Kabanga Nickel Project. The economic results highlight the project’s potential to deliver attractive returns over a long life, supported by an exceptional high-grade Mineral Reserves and Resources and a low-cost operating profile. Our partnership with the Government of Tanzania has been instrumental in advancing the project and Lifezone remains aligned in our commitment to responsible development and long-term value creation. Details of the Feasibility Study are available at www.lifezonemetals.com.

On July 18, 2025 Lifezone entered into a definitive agreement with BHP to acquire BHP’s 17% equity interest in KNL. As a result of the transaction, Lifezone now owns 100% of KNL and all existing agreements with BHP, including the T2 Option Agreement, are terminated. Lifezone has assumed full control of 100% of the offtake from the Kabanga Nickel Project. As consideration, a fixed cash payment of $10 million is payable by Lifezone within 30 days after the earlier of: (i) 12 months after the Final Investment Decision at Kabanga; or (ii) once Lifezone has raised $250 million in aggregate funding (whether through equity, debt or alternative sources). A second deferred cash payment is payable within 30 days after the period of 12 months following the achievement of first commercial production. This amount is indexed to Lifezone’s share price performance, with a reference share price of $4.16 per share and a reference amount of $28 million. The maximum amount of total consideration payable by Lifezone is limited to $83 million, or reduced to $75 million if a Resettlement Action Plan (RAP) Trigger Event occurs.

On August 8, 2025 Lifezone’s wholly owned subsidiary, Kabanga Nickel Limited, entered into a $60 million senior secured bridge loan facility agreement with Taurus, acting as mandated lead arranger and agent. The facility will support the advancement of the Kabanga Nickel Project by funding the development of critical early-stage work and infrastructure as the company moves towards securing long-term project financing. The facility has a scheduled maturity date of July 31, 2027, with an option available to Kabanga Nickel Limited to extend the term by an additional six months. The loan bears interest at a rate of 9.25% per annum on drawn amounts, and is subject to an arrangement fee of 2.25% and a commitment fee of 2.5%. As part of entering into this facility Lifezone Metals has issued 2.5 million warrants on its ordinary shares to the lenders. The warrants have an exercise price of $5.42 per share, equivalent to 125% of the 30-day VWAP as of the signing date of the facility and will expire five years from the date of issuance. Availability of borrowings under the facility is subject to the satisfaction of customary conditions precedent. This financing represents a major milestone in the advancement of the Kabanga Nickel Project and strengthens Lifezone's position as it moves towards securing project financing.